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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2005

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SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware 1-13582 51-0363307

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(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

5555 Concord Parkway South, Concord, North Carolina 28027

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (704) 455-3239

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Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Item 1.01 Amendment to a Material Agreement.

On March 29, 2005, Speedway Motorsports, Inc. issued a press release,

which is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number Description

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99.1 Press Release dated March 29, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

Date: March 30, 2005 By: /s/ Marylaurel E. Wilks

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Marylaurel E. Wilks

Vice President and General Counsel